SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, DC  20549




                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 26, 1997


                         WATTS INDUSTRIES, INC.
      (Exact name of registrant as specified in charter)



 Delaware                     0-14787                 04-2916536
(State or other jurisdiction  (Commission            (IRS
    of incorporation)           File Number)         Employer
                                                   Identification No.)



Route 114 and Chestnut Street, North Andover, Massachusetts      01845
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (508) 688-1811


                                   N/A
 (Former name or former address, if changed since last report.)



    Item 5. Other Events.

    Effective August 26, 1997, the Company and certain members of the Horne family (or trusts for their benefit) who beneficially own an aggregate of 7,680,300 shares of the Company's Class B Common Stock, $.10 par value per share (the "Class B Common Stock"), and who were parties to the Horne Family Voting Trust Agreement_1991, dated as of October 31, 1991, as amended (the "1991 Voting Trust"), agreed to withdraw their respective shares of Class B Common Stock from the 1991 Voting Trust and entered into the George B. Horne Voting Trust Agreement - 1997 (the "1997 Voting Trust"). In addition, on August 26, 1997, Mrs. Judith Rae Horne entered into the 1997 Voting Trust, in her capacity as trustee or custodian for her minor daughter, by depositing 157,740 shares of Class B Common Stock into the 1997 Voting Trust. The total number of shares of Class B Common Stock subject to the 1997 Voting Trust is 7,838,040. The terms of the 1997 Voting Trust (as summarized below), the change in the parties to the 1991 Voting Trust and the deposit of shares of Class B Common Stock into the 1997 Voting Trust resulted in changes to the number of shares of the Company's capital stock that certain members of the Horne family are deemed to beneficially own, although such transactions did not alter their actual ownership positions.

    Beneficial Ownership of Principal and Management Stockholders of the Company

PRINCIPAL AND MANAGEMENT STOCKHOLDERS
  The following table sets forth as of August 26, 1997 (except as otherwise indicated) certain information concerning shares of
Class A Common Stock and Class B Common Stock held by (i) all beneficial owners of 5% or more of either class of the Company's common stock, (ii) each Director or person nominated for election as  a  Director  of  the Company and (iii)  the  Chief  Executive
Officer,   the  four  other  most  highly  compensated  executive
officers  listed  in the Summary Compensation  Table  and,  as  a group,  all  executive officers, Directors and persons  nominated for election as Directors of the Company.
                                         Number of
                                           Shares
                                       Beneficially    Total Percent(1):
Name of Beneficial Owner(2)              Owned(3)       Equity Voting
Timothy P. Horne(4)          9,317,516(5)(6)(7)        34.3%   71.4%
Frederic B. Horne               3,324,163(7)(8)        12.3    24.7
George B. Horne(4)(9)       2,124,600(6)(9)(10)         7.9    16.7
Daniel W. Horne(4)(11)     1,335,840(6)(10)(11)         4.9    10.5
Deborah Horne(4)(12)       1,335,840(6)(10)(12)         4.9    10.5
Peter W. Horne(4)(13)          1,335,840(7)(13)         4.9     9.8
Noah T. Herndon                  15,000(14)(15)          *       *
Wendy E. Lane                    12,000(14)(16)          *       *
Daniel J. Murphy, III            15,900(14)(15)          *       *
Gordon W. Moran                  13,000(14)(15)          *       *
David A. Bloss, Sr.              69,000(14)(17)          *       *
Kenneth J. McAvoy                49,000(14)(18)          *       *
William C. McCartney             38,200(14)(19)          *       *
All executive officers and Directors
as a group (12 persons)      11,682,890(20)(21)        42.5    86.5
_____________
* Less than 1%.

 (1) The percentages have been determined as of August 26, 1997 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). At that date, a total of 27,035,587 shares were outstanding, of which 11,159,127 were shares of Class B Common Stock entitled to ten votes per share and 15,876,460 were shares of Class A Common Stock entitled to one vote per share. Each share of Class B Common Stock is convertible into one share of Class A Common Stock.

(2)  The address of each stockholder in the table is c/o Watts
Industries, Inc., 815 Chestnut Street,  North Andover,
Massachusetts 01845.

(3) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). A person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(4) Timothy P. Horne, George B. Horne, Daniel W. Horne, Deborah Horne and Peter W. Horne, together with Tara Horne and Judith Rae Horne (as trustee and custodian for her minor daughter), may be deemed a "group" as that term is used in Section 13(d)(3) of the Exchange Act.

  Shares of Class B Common Stock of the Company beneficially owned by each member of the Horne family named in the above table and any voting trust certificates in respect thereof are subject to a right of first refusal in favor of the other Horne family members named in the table (other than George B. Horne) and other Horne family members and trusts for their benefit not named in the table. The Company has granted registration rights with respect to the shares of Class B Common Stock beneficially owned by such Horne family members.

(5) Includes (i) 2,751,220 shares of Class B Common Stock and 67,742 shares of Class A Common Stock, beneficially owned by Timothy P. Horne (for purposes of this footnote, "Mr. Horne"),
(ii) 1,335,840 shares held for the benefit of Daniel W. Horne, Mr. Horne's brother, under a revocable trust for which Mr. Horne serves as sole trustee, (iii) 1,335,840 shares held for the benefit of Deborah Horne, Mr. Horne's sister, under a trust for which Mr. Horne serves as sole trustee, which trust is revocable with the consent of the trustee, (iv) 1,235,840 shares held for the benefit of Peter W. Horne, Mr. Horne's brother, under a revocable trust for which Frederic B. Horne serves as sole trustee, (v) 2,124,600 shares held for the benefit of George B. Horne, Mr. Horne's father, under a revocable trust for which Mr. Horne serves as co-trustee, (vi) 50,000 shares owned by Tara V. Horne, Mr. Horne's daughter, (vii) 207,740 shares held by Judith Rae Horne, Mr. Horne's wife, as trustee or custodian for Mr. Horne's minor daughter, (viii) 30,200 shares held for the benefit of Tara V. Horne, under an irrevocable trust for which Mr. Horne serves as co-trustee, (ix) 22,600 shares held for the benefit of Mr. Horne's minor daughter, under an irrevocable trust for which Mr. Horne serves as co-trustee and (x) 155,894 shares issuable upon the exercise of stock options exercisable currently or within 60 days of August 26, 1997. The shares noted in clause
(iv) are held in a voting trust for which Mr. Horne serves as co-trustee. See footnote 7. A total of 2,751,220 of the shares of Class B Common Stock noted in clause (i), the shares noted in clauses (ii) and (iii), 2,104,600 of the shares noted in clause
(v), and the shares noted in clauses (vi) through (ix) of this footnote (7,838,040 shares in the aggregate) are held in a voting trust for which Mr. Horne serves as trustee. See footnote 6. All shares beneficially owned or which may be deemed beneficially owned by Mr. Horne are Class B Common Stock except 67,742 of the shares noted in clause (i) and all of the shares noted in clause
(x) of this footnote.

(6) All shares of Class B Common Stock held by Timothy P. Horne, individually, all shares of Class B Common Stock held by trusts for the benefit of Daniel W. Horne, Deborah Horne, Tara V. Horne and Timothy P. Horne's minor daughter, 2,104,600 shares held by a trust for the benefit of George B. Horne, and 50,000 shares of Class B Common Stock held by Tara V. Horne (7,838,040 shares in the aggregate) are subject to the terms of The George B. Horne Voting Trust Agreement-1997 (the "1997 Voting Trust"). Under the terms of the 1997 Voting Trust, the trustee (currently Timothy P. Horne) has sole power to vote all shares subject to the 1997 Voting Trust. Timothy P. Horne, for so long as he is serving as trustee of the 1997 Voting Trust, has the power to determine in his sole discretion whether or not proposed actions to be taken by the trustee of the 1997 Voting Trust shall be taken, including the trustee's right to authorize the withdrawal of shares from the 1997 Voting Trust (for purposes of this footnote, the "Determination Power"). In the event that Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, no trustee thereunder shall have the Determination Power except in accordance with a duly adopted amendment to the 1997 Voting Trust. Under the terms of the 1997 Voting Trust, in the event Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, then Noah T. Herndon, a director of the Company, John R. LeClaire, whose professional corporation is a partner in the law firm of Goodwin, Procter & Hoar LLP, and Walter J. Flowers, a partner in the law firm of Flowers and Lichtman (each, a "Successor Trustee" and collectively, the "Successor Trustees"), shall thereupon become co-trustees of the 1997 Voting Trust. At any time, Timothy P. Horne, if then living and not subject to incapacity, may designate up to two additional persons, one to be designated as the primary designee (the "Primary Designee") and the other as the secondary designee ("Secondary Designee"), to serve in the stead of any Successor Trustee who shall be unable or unwilling to serve as a trustee of the 1997 Voting Trust.
Such designations are revocable by Timothy P. Horne at any time prior to the time at which such designees become a trustee. If any of the Successor Trustees is unable or unwilling or shall otherwise fail to serve as a trustee of the 1997 Voting Trust, or after becoming a co-trustee shall cease to serve as such for any reason, then a third person shall become a co-trustee with the remaining two trustees, in accordance with the following line of succession: first, any individual designated as the Primary Designee, next, any individual designated as the Secondary Designee, and then, an individual appointed by the holders of a majority in interest of the voting trust certificates then outstanding. In the event that the Successor Trustees shall not concur on matters not specifically contemplated by the terms of the 1997 Voting Trust, the vote of a majority of the Successor Trustees shall be determinative. No trustee or Successor Trustee shall possess the Determination Power unless it is specifically conferred upon such trustee pursuant to the provisions of the 1997 Voting Trust.

  The 1997 Voting Trust expires on August 26, 2021, subject to extension on or after August 26, 2019 by stockholders (including the trustee of any trust stockholder, whether or nor such trust is then in existence) who deposited shares of Class B Common Stock in the 1997 Voting Trust and are then living or, in the case of shares in the 1997 Voting Trust the original depositor of which (or the trustee of the original depositor of which) is not then living, the holders of voting trust certificates representing such shares. The 1997 Voting Trust may be amended by vote of the holders of a majority of the voting trust certificates then outstanding and by the number of trustees authorized to take action at the relevant time or, if the trustees (if more than one) do not concur with respect to any proposed amendment at any time when any trustee holds the Determination Power, then by the trustee having the Determination Power. In certain cases (i.e., changes to the extension, termination and amendment provisions), each individual depositor must also approve amendments. Shares may not be removed from the 1997 Voting Trust during its term without the consent of the trustees. Voting trust certificates are subject to any restrictions on transfer applicable to the stock which they represent.

  Timothy P. Horne holds 35.1% of the total beneficial interest in the 1997 Voting Trust (the "Beneficial Interest") individually, 17.04% of the Beneficial Interest as trustee of a revocable trust, 17.04% of the Beneficial Interest as trustee of a trust revocable with the consent of the trustee, 26.9% of the Beneficial Interest as co-trustee of a revocable trust and 0.7% of the Beneficial Interest as co-trustee of two irrevocable trusts (representing an aggregate of 96.78% of the Beneficial Interest). George B. Horne holds 27.53% of the Beneficial Interest as co-trustee of a revocable trust and two irrevocable trusts. Tara V. Horne, individually and as beneficiary of an irrevocable trust holds 1% of the Beneficial Interest, and Judith Rae Horne, as trustee or custodian for Timothy P. Horne's minor daughter, holds 2.65% of the Beneficial Interest.

(7) Includes 1,235,840 shares of Class B Common Stock beneficially owned by Frederic B. Horne, as trustee of a revocable trust for the benefit of Peter W. Horne, which are subject to the terms of the Horne Family Voting Trust Agreement-1991 (the "1991 Voting Trust"). Under the terms of the 1991 Voting Trust, the two trustees (currently Timothy P. Horne and Frederic B. Horne) have sole power to vote all shares subject to the 1991 Voting Trust. However, as long as Timothy P. Horne and Frederic B. Horne are serving as trustees of the 1991 Voting Trust, Timothy P. Horne generally has the right to vote all shares subject to such trust in the event that the trustees do not concur with respect to any proposed action, including any exercise of the trustee's right to authorize the withdrawal of shares from the 1991 Voting Trust (for purposes of this footnote, the "Determination Power"). The sole exception to the Determination Power is that the concurrence of Timothy P. Horne and Frederic B. Horne is required for the voting of shares in connection with any vote involving the election or removal of directors of the Company. Under the terms of the 1991 Voting Trust, Timothy P. Horne, the Chairman of the Board of Directors and Chief Executive Officer of the Company, Frederic B. Horne, a Corporate Vice President and a director of the Company, and George B. Horne, the father of Timothy P. Horne and Frederic B. Horne, may designate up to two successor trustees to succeed Timothy P. Horne and Frederic B. Horne, one to be designated as the primary designee and the other as the secondary designee. If eitherTimothy P. Horne or Frederic B. Horne ceases for any reason to serve as a trustee, first the primary designee and then the secondary designee (if any) would become a co-trustee with the remaining Horne brother. Under such circumstances the remaining Horne brother would generally have the Determination Power except that (i) the concurrence of the remaining Horne brother and the co-trustee would be required in connection with any vote involving the election or removal of directors of the Company, (ii) the designated successor would vote those shares owned by the departed Horne brother and (iii) the designated successor would have sole authority with respect to withdrawals of shares beneficially owned by the departed Horne brother. If both Timothy P. Horne and Frederic B. Horne cease to serve as trustees, first the primary designee and then the secondary designee would remain as the sole trustees for the term of the 1991 Voting Trust. If designated successors become trustees but do not survive whichever of Timothy P. Horne or Frederic B. Horne is still serving as trustee, that trustee would remain as the sole trustee absent an amendment to the 1991 Voting Trust. If each of Timothy P. Horne and Frederic B. Horne and the two designated successors cease to serve as trustees for any reason, the holders of a majority of the voting trust certificates then outstanding have the right to designate successor trustees as necessary under the terms of the 1991 Voting Trust. Pursuant to the power of designation described above, Timothy P. Horne, Frederic B. Horne and George B. Horne have designated Noah T. Herndon, a director of the Company, as the primary designee and John R. LeClaire, whose professional corporation is a partner in the law firm of Goodwin, Procter & Hoar LLP, as the secondary designee, should either Timothy P. Horne or Frederic B. Horne cease to serve as a trustee under the 1991 Voting Trust. Timothy
P. Horne, Frederic B. Horne and George B. Horne can collectively agree to revoke the designation of any successor before he begins to serve or to appoint a new designated successor. If one or more of such Horne family members are unable to take such action, this power rests in the survivor or survivors of them.

  The 1991 Voting Trust expires on October 31, 2001, subject to extension on or after October 31, 1999 by stockholders (including the trustee of any trust stockholder, whether or nor such trust is then in existence) who deposited shares of Class B Common Stock in the 1991 Voting Trust, are then living and continue to hold voting trust certificates under the 1991 Voting Trust or, in the case of shares in the 1991 Voting Trust the original depositor of which (or the trustee of the original depositor of which) is not then living, the holders of voting trust certificates representing such shares. The 1991 Voting Trust may be amended or terminated by vote of the holders of a majority of the voting trust certificates then outstanding and, while one or more of Timothy P. Horne, Frederic B. Horne and their successor designated as described in the preceding paragraph is serving as trustee, the trustees. Shares may not be removed from the trust during its term without the consent of the trustees.

  Frederic B. Horne, as sole trustee of a revocable trust for the benefit of Peter W. Horne beneficially owns 100% of the total beneficial interest in the 1991 Voting Trust.

(8) Includes (i) 1,865,323 shares of Class B Common Stock and 154,000 shares of Class A Common Stock, beneficially owned by Frederic B. Horne (for purposes of this footnote, "Mr. Horne"),
(ii) 1,235,840 shares beneficially owned by a revocable trust for the benefit of Peter W. Horne for which Mr. Horne serves as sole trustee, (iii) 22,600 shares held for the benefit of Mr. Horne's minor daughter, under an irrevocable trust for which Mr. Horne serves as co-trustee, (iv) 11,000 shares beneficially owned by Mr. Horne's minor daughter for which Mr. Horne is custodian and (v) 35,400 shares issuable upon the exercise of stock options exercisable currently or within 60 days of August 26, 1997. The shares noted in clause (ii) above are held in the 1991 Voting Trust. See footnote 7. All shares beneficially owned or which may be deemed beneficially owned by Mr. Horne are Class B Common Stock except 154,000 of the shares noted in clause (i) and all of the shares noted in clause (v) of this footnote.

(9) Consists of 2,124,600 shares held in a revocable trust for which Timothy P. Horne and George B. Horne serve as co-trustees. A total of 2,104,600 of such shares are subject to the 1997 Voting Trust. See footnote 6.

(10)   All shares are Class B Common Stock.

(11)   Shares are held in a revocable trust for which Timothy P.
Horne serves as sole trustee, and are subject  to the 1997 Voting
Trust.  See footnote 6.

(12) Shares are held in a trust for which Timothy P. Horne serves as sole trustee, which trust is revocable with the consent of the trustee, and are subject to the 1997 Voting Trust.
See footnote 6.

(13) All shares are Class B Common Stock except for 100,000 shares of Class A Common Stock. The shares of Class B Common Stock are held in a revocable trust for which Frederic B. Horne serves as sole trustee, and are subject to the 1991 Voting Trust. See footnote 7.

(14) All shares are shares of Class A Common Stock or options to purchase Class A Common Stock which are exercisable currently or within 60 days of August 26, 1997.

(15) Includes 12,000 shares of Class A Common Stock issuable upon the exercise of stock options under the 1991 Non-Employee
Directors' Nonqualified Stock Option Plan.

(16) Includes (i) 6,000 shares of Class A Common Stock issuable upon the exercise of stock options under the 1991 Non-Employee Directors' Nonqualified Stock Option Plan, (ii) 2,000 shares of Class A Common Stock held by Ms. Lane as trustee or custodian for her minor children and (iii) 4,000 shares of Class A Common Stock.

(17) Includes (i) 60,000 shares of Class A Common Stock issuable upon the exercise of stock options which are exercisable currently or within 60 days of August 26, 1997, (ii) 1,000 shares of Class A Common Stock held by Mr. Bloss' spouse and (iii) 8,000 shares of Class A Common Stock.

(18) Represents 49,000 shares of Class A Common Stock issuable upon the exercise of stock options which are exercisable currently or within 60 days of August 26, 1997.

(19) Represents 38,200 shares of Class A Common Stock issuable upon the exercise of stock options which are exercisable currently or within 60 days of August 26, 1997.

(20)   Includes (i) 10,997,153 shares of Class B Common Stock,
(ii) 245,743 shares of Class A Common Stock, and (iii) 439,994 shares of Class A Common Stock issuable upon the exercise of stock options which are exercisable currently or within 60 days of August 26, 1997.

(21) Shares of Class B Common Stock of the Company held by members of management other than Horne family members are subject to a right of first refusal in favor of the Company.




  George B. Horne Voting Trust Agreement - 1997

  All shares of Class B Common Stock held by Timothy P. Horne, individually, all shares of Class B Common Stock held by trusts for the benefit of Daniel W. Horne, Deborah Horne, Tara V. Horne and Timothy P. Horne's minor daughter, 2,104,600 shares held by a trust for the benefit of George
B. Horne, and 50,000 shares of Class B Common Stock held by Tara V. Horne (7,838,040 shares in the aggregate) are subject to the terms of The George B. Horne Voting Trust Agreement-1997 (the "1997 Voting Trust"). Under the terms of the 1997 Voting Trust, the trustee (currently Timothy P. Horne) has sole power to vote all shares subject to the 1997 Voting Trust. Timothy P. Horne, for so long as he is serving as trustee of the 1997 Voting Trust, has the power to determine in his sole discretion whether or not proposed actions to be taken by the trustee of the 1997 Voting Trust shall be taken, including the trustee's right to authorize the withdrawal of shares from the 1997 Voting Trust (for purposes of this footnote, the "Determination Power"). In the event that Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, no trustee thereunder shall have the Determination Power except in accordance with a duly adopted amendment to the 1997 Voting Trust. Under the terms of the 1997 Voting Trust, in the event Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, then Noah T. Herndon, a director of the Company, John R. LeClaire, whose professional corporation is a partner in the law firm of Goodwin, Procter & Hoar LLP, and Walter J. Flowers, a partner in the law firm of Flowers and Lichtman (each, a "Successor Trustee" and collectively, the "Successor Trustees"), shall thereupon become co-trustees of the 1997 Voting Trust. At any time, Timothy P. Horne, if then living and not subject to incapacity, may designate up to two additional persons, one to be designated as the primary designee (the "Primary Designee") and the other as the secondary designee ("Secondary Designee"), to serve in the stead of any Successor Trustee who shall be unable or unwilling to serve as a trustee of the 1997 Voting Trust. Such designations are revocable by Timothy P. Horne at any time prior to the time at which such designees become a trustee. If any of the Successor Trustees is unable or unwilling or shall otherwise fail to serve as a trustee of the 1997 Voting Trust, or after becoming a co-trustee shall cease to serve as such for any reason, then a third person shall become a co-trustee with the remaining two trustees, in accordance with the following line of succession: first, any individual designated as the Primary Designee, next, any individual designated as the Secondary Designee, and then, an individual appointed by the holders of a majority in interest of the voting trust certificates then outstanding. In the event that the Successor Trustees shall not concur on matters not specifically contemplated by the terms of the 1997 Voting Trust, the vote of a majority of the Successor Trustees shall be determinative. No trustee or Successor Trustee shall possess the Determination Power unless it is specifically conferred upon such trustee pursuant to the provisions of the 1997 Voting Trust.

  The 1997 Voting Trust expires on August 26, 2021, subject to extension on or after August 26,2019 by stockholders (including the trustee of any trust stockholder, whether or nor such trust is then in existence) who deposited shares of Class B Common Stock in the 1997 Voting Trust and are then living or, in the case of shares in the 1997 Voting Trust the original depositor of which (or the trustee of the original depositor of which) is not then living, the holders of voting trust certificates representing such shares. The 1997 Voting Trust may be amended by vote of the holders of a majority of the voting trust certificates then outstanding and by the number of trustees authorized to take action at the relevant time or, if the trustees (if more than one) do not concur with respect to any proposed amendment at any time when any trustee holds the Determination Power, then by the trustee having the Determination Power. In certain cases (i.e., changes to the extension, termination and amendment provisions), each individual depositor must also approve amendments. Shares may not be removed from the 1997 Voting Trust during its term without the consent of the trustees. Voting trust certificates are subject to any restrictions on transfer applicable to the stock which they represent.

Timothy P. Horne holds 35.1% of the total beneficial interest in the 1997 Voting Trust (the "Beneficial Interest") individually, 17.04% of the Beneficial Interest as trustee of a revocable trust, 17.04% of the Beneficial Interest as trustee of a trust revocable with the consent of the trustee, 26.9% of the Beneficial Interest as co-trustee of a revocable trust and 0.7% of the Beneficial Interest as co-trustee of two irrevocable trusts (representing an aggregate of 96.78% of the Beneficial Interest). George B. Horne holds 27.53% of the Beneficial Interest as co-trustee of a revocable trust and two irrevocable trusts. Tara V. Horne, individually and as beneficiary of an irrevocable trust holds 1% of the Beneficial Interest, and Judith Rae Horne, as trustee or custodian for Timothy P. Horne's minor daughter, holds 2.65% of the Beneficial Interest.



Item 7(c).      Exhibits.

        9.1 George B. Horne Voting
Trust Agreement_1997 dated as of
August 26, 1997 among Watts
Industries, Inc., Timothy P. Horne,
George B. Horne and Tara V. Horne,
individually, Timothy P. Horne and
George B. Horne as trustees of the
George B. Horne Trust - 1982,
Timothy P. Horne as trustee of the
Daniel W. Horne Trust - 1980,
Timothy P. Horne as trustee of the
Deborah Horne Trust - 1976, Timothy
P. Horne and George B. Horne as
trustees of The George B. Horne
Grandchildren's Trust -1995 f/b/o
Tara V. Horne, Timothy P. Horne and
George B. Horne as trustees of The
George B. Horne Grandchildren's
Trust -1995 f/b/o Tiffany R. Horne,
Judith Rae Horne as trustee of The
Tiffany Rae Horne Trust - 1984 and
Judith Rae Horne as custodian for
Tiffany R. Horne.


                         Signatures


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     WATTS INDUSTRIES, INC.


                                        \s\ Kenneth J. McAvoy
                                     By:
                                       Kenneth J. McAvoy,
                                       Chief Financial Officer,
                                       Treasurer and Secretary (Principal
                                       Financial and Accounting Officer)


Date:  September 10, 1997


                       EXHIBIT INDEX


   The following documents are contained in this Report as
Exhibits:

Exhibit No.    Description

9.1            George B. Horne Voting Trust Agreement_1997
dated as of August      26, 1997 among Watts Industries,
Inc., Timothy P. Horne, George B. Horne and Tara V. Horne, individually, Timothy P. Horne and George B. Horne as trustees of the George B. Horne Trust - 1982, Timothy P. Horne as trustee of the Daniel W. Horne Trust - 1980, Timothy P. Horne as trustee of the Deborah Horne Trust - 1976, Timothy P. Horne and George B. Horne as trustees of The George B. Horne Grandchildren's Trust -1995 f/b/o Tara
V. Horne, Timothy P. Horne and George B. Horne as trustees of The George B. Horne Grandchildren's Trust -1995 f/b/o Tiffany R. Horne, Judith Rae Horne as trustee of The Tiffany Rae Horne Trust - 1984 and Judith Rae Horne as custodian for Tiffany R. Horne.








                        Exhibit 9.1


THE GEORGE B. HORNE VOTING TRUST AGREEMENT - 1997


   THIS AGREEMENT is made as of the 26th day of August 1997,

by and among TIMOTHY P. HORNE, as the Trustee having

Determination Power (as hereinafter defined), and  as the

initial trustee hereunder hereinafter referred to, together

with his successors in trust as provided herein, as the

"Trustees", WATTS INDUSTRIES, INC., a Delaware corporation

(the "Company"), TIMOTHY P. HORNE, as trustee of The George

B. Horne Trust - 1982, as Restated and Republished from time to time, as a depositor of shares and recipient and holder

of voting trust certificates hereunder (in such capacity

hereinafter sometimes referred to, together with any other

person or persons who hereafter might deposit shares in this voting trust and thereby become holders of voting trust

certificates hereunder, individually as a "Depositor" and

collectively as the "Depositors"), and GEORGE B. HORNE

individually (in such capacity hereinafter sometimes

referred to, together with the Depositors and any other

person or persons who are or hereafter become parties hereto as "Beneficiaries" hereunder or subject hereto as holders of voting trust certificates, individually as a "Beneficiary"

and collectively as the "Beneficiaries").



WITNESSETH:

   WHEREAS, the parties hereto desire to enter into this

Agreement, effective as of the date hereof, with a view

toward promoting and enhancing the long-term stability and

growth of the Company; and



   WHEREAS, the parties hereto agree that, pursuant to this

Agreement and on the terms and conditions set forth herein,

the Trustees shall be granted the sole and exclusive voting

power in all matters with respect to those shares of capital stock of the Company which are subject to this Agreement as

set forth herein, together with the other rights and powers

specified herein; and



   WHEREAS, the parties hereto intend that this Agreement

will satisfy the requirements of Section 218(a) of the

Delaware General Corporation Law, as amended (the "DGCL"),

and be treated as a voting trust thereunder; and



   WHEREAS, the Trustees have consented to act under this

Agreement for the purposes hereinafter provided.



   NOW, THEREFORE, in consideration of the mutual covenants

herein contained and for other good and valuable

consideration, the receipt and sufficiency of which are

hereby acknowledged, the parties hereto mutually promise,

covenant, undertake and agree as follows:



   1.  Transfer of Stock to Trustees.  The Depositor is,

contemporaneously with the execution of this Agreement,

depositing with the Trustees one or more certificates

representing that number of shares of the Class B Common

Stock of the Company held by such Depositor as set forth

opposite such Depositor's name on Schedule A attached

hereto, and each Beneficiary shall deposit with the Trustees immediately upon receipt certificates representing any

shares of capital stock of the Company having voting powers

which such Beneficiary hereafter acquires or receives during the term of this Agreement other than (i) shares of Class A

Common Stock of the Company acquired by such Beneficiary

under any stock purchase, savings, option, bonus, stock

appreciation, profit-sharing, thrift, incentive, pension or

similar plan of the Company, or acquired by such Beneficiary in any open market purchase, (ii) any shares of Class B

Common Stock listed on Schedule A as not being held pursuant to and subject to this Agreement, if any, and (iii) shares

of capital stock of the Company issued as a stock dividend

or pursuant to a stock split in respect of any shares of

capital stock of the Company held by such Beneficiary which

are not subject to this Agreement.  All such stock

certificates shall be so endorsed, or accompanied by such

instruments of transfer, as to enable the Trustees to cause

such certificates to be transferred into the names of the

Trustees after the filing of this Agreement as required by

law, which the Trustees shall forthwith cause to be done as

hereinafter provided.  Upon receipt by the Trustees of the

certificates for any such shares of stock and the transfer

of the same into the names of the Trustees, the Trustees

shall hold the same subject to the terms of this Agreement

and shall issue and deliver to the depositors of shares of

stock hereunder voting trust certificates representing their interests in such stock deposited pursuant to this

Agreement.  Except as specifically provided in this

Agreement, and without limitation of the voting rights of

the Trustees including in connection with any merger or

other sale of the Company, the Trustees shall not sell,

assign, donate, pledge, encumber, grant any security

interest with respect to, hypothecate, or otherwise transfer or dispose of any of the capital stock of the Company held

pursuant to this Agreement.



       During the term of this Agreement, no shares subject

to this voting trust may be withdrawn except in the manner

provided below in this Section 1.  Any such withdrawal by a

registered holder of voting trust certificates shall be

effected only by a written amendment to this Agreement in

the form of Schedule B attached hereto executed by the

requisite number of Trustees then serving as such hereunder

then required to take action under Section 10.  The Trustee

having the Determination Power shall have the right to

consent to such amendment and withdrawal in his sole

discretion and approval by such Trustee having the

Determination Power with respect to such amendment and

withdrawal shall be deemed to constitute approval of all

Trustees at any time serving.  If TIMOTHY P. HORNE is not

then serving as a Trustee hereunder, then consent to such

amendment and withdrawal shall be by the holders of a

majority in interest of the voting trust certificates

hereunder then outstanding.  Upon the surrender by such

holder to the Trustees of the voting trust certificate or

certificates designated in such amendment, the Trustees are

authorized to deliver or cause to be delivered to such

holder (i) a certificate or certificates for the shares of

the capital stock of the Company so withdrawn, with any

appropriate restrictive legends, and (ii) a new voting trust certificate in respect of the remaining shares held

hereunder, if any signed in the manner contemplated by the

terms of this Agreement.  Shares withdrawn from this voting

trust, when so withdrawn, shall be free of any restrictions

imposed by this Agreement, but shall remain subject to any

and all restrictions imposed by other agreements or by law.

Nothing in this Section 1 or in any such amendment shall

modify, amend, limit or terminate any other restrictions

contained in. or be construed as a consent to any transfer

of shares subject to this Agreement under, any other

agreement or instrument, unless such amendment specifically

refers to such other agreement or instrument and satisfies

all requirements for amendment or waiver thereof (including

execution and delivery by appropriate parties).



   The other provisions of this Section 1 notwithstanding,

removal of shares from this Voting Trust shall be required

if the removal and liquidation of such shares is needed to

enable the Estate of a deceased holder of voting trust

certificates to pay its federal and/or state death or estate tax, and the other assets of such estate are insufficient to pay such tax.

   Any depositor may request that he or she be allowed to

withdraw one or more shares of stock from the trust by

filing a written request for withdrawal with the Trustee of

the Trust.  Such written request shall set forth the number

of shares that the depositor wishes to withdraw from the

trust and shall state the intended purpose for the requested withdrawal of shares from the trust.  Any request for

withdrawal of shares may be approved by the Trustee, within

the Trustee's absolute discretion, provided that the Trustee in his discretion shall have determined that approval of the request for withdrawal shall not be adverse to the best

interests of Watts Industries, Inc. or its successors and

provided that the Trustee shall have determined that the

request for withdrawal, if approved, shall be in the best

interests of the Class B Stockholders.  All such shares so

withdrawn for any reason in accordance with these provisions shall be subject to any restrictions imposed upon the said

Class B Shares of the Common Stock of Watts Industries,

Inc., in accordance with any Stock Restriction Agreement

entered by or on behalf of such Holder during his or her

lifetime.



   2.  Agreement.   Copies of this Agreement and of every

agreement supplemental hereto or amendatory hereof shall be

provided to the Trustees and to the Company, and shall,

prior to the issuance of voting trust certificates

hereunder, be filed with and maintained in the registered

office of the Company in Delaware and at such other place as the Trustees shall designate, and shall be open to

inspection daily during business hours by any Beneficiary.

All voting trust certificates shall be issued, received and

held subject to all of the terms of this Agreement.  All

persons and entities who accept a voting trust certificate

issued hereunder shall be bound by the provisions of this

Agreement with the same effect as if they were parties to

this Agreement.

       All certificates for the Company's capital stock

transferred and delivered to the Trustees pursuant hereto

shall be surrendered by the Trustees to the Company and

canceled and new certificates therefor shall be issued to

and held by the Trustees in their own names in their

capacities as Trustees hereunder and shall bear a legend

indicating that the shares represented by such certificate

are subject to this Agreement (which fact shall also be

stated in the stock ledger of the Company).



   3.  Voting Trust Certificates.   Each voting trust

certificate to be issued and delivered by the Trustees in

respect of the capital stock of the Company, as hereinbefore provided, shall state the number of shares which it

represents, shall be signed by the Trustees then in office,

and shall be in substantially the form of Schedule C

attached hereto and bear the restrictive legend set forth

thereon, it being understood that during any period in which a Trustee has the Determination Power (as hereinafter

defined), voting trust certificates issued hereunder may be

signed by that Trustee alone and such Trustee's signature

shall be deemed for all purposes to constitute the signature and authorization of all Trustees hereunder and to evidence

conclusively that the issuance of the related certificate is the act of all Trustees then serving.



   4.  Transfer of Certificates; Restrictions.   The

transfer of any voting trust certificate (including without

limitation any sale, assignment, donation, pledge,

encumbrance, grant of a security interest, hypothecation or

other transfer or disposition) shall be subject to any

restrictions, conditions and other provisions applicable to

it or to the stock which it represents, whether imposed by

law, specified on the relevant certificate or specified in

the Restated Certificate of Incorporation of the Company, as

amended (the "Restated Certificate") (provided that any

transfer of voting trust certificates without a transfer of

the underlying stock held in this voting trust shall in no

way affect the voting rights of such underlying stock,

consistent with the terms of the Restated Certificate), this

Agreement or any other agreement.  Any attempted transfer in violation of such restrictions, conditions and other

provisions shall be void ab initio and the Trustees shall

not register such transfer or recognize the intended

transferee as the holder of the voting trust certificate for any purpose.  To the extent permitted by law, voting trust

certificates shall not be subject to attachment,

garnishment, judicial order, levy, execution or similar

process, however instituted, for satisfaction of a judgment

or otherwise.



       Subject to the foregoing provisions, the voting trust

certificates shall be transferable on the books of the

Trustees, at such office as the Trustees may designate, by

the registered owner thereof, either in person or by

attorney duly authorized, upon surrender thereof, according

to the rules established for that purpose by the Trustees,

and the Trustees may treat the registered holder as the

owner thereof for all purposes whatsoever, but they shall

not be required to deliver new voting trust certificates

hereunder without the surrender of such existing voting

trust certificates for cancellation by the Trustees at the

time of their issuance of new voting trust certificates.



       If a voting trust certificate is lost, stolen,

mutilated or destroyed, the Trustees, in their discretion,

may issue a duplicate of such certificate upon receipt of

(a) evidence of such fact satisfactory to them; (b)

indemnity satisfactory to them; (c) the existing

certificate, if mutilated; and (d) their reasonable fees and expenses in connection with the issuance of a new trust

certificate.

   5.  Termination Procedure.   Upon the termination of the

voting trust at any time, as hereinafter provided, the

Trustees shall mail written notice of such termination to

the registered owners of the outstanding voting trust

certificates at the address appearing on the transfer books

of the Trustees.  From the date specified in any such notice

(which date shall be fixed by the Trustees) the voting trust certificates shall cease to have any effect, and the holders of such voting trust certificates shall have no further

rights under this voting trust other than to receive

certificates for shares of stock of the Company or other

property distributable under the terms hereof upon the

surrender of such voting trust certificates.



       Within 30 days after the termination of this voting

trust, the Trustees shall deliver to the registered holders

of all voting trust certificates outstanding as of the date

of such termination, stock certificates for the number of

shares of such class or classes of the Company's capital

stock represented thereby as to which they shall be entitled upon the surrender for cancellation of such voting trust

certificates, properly endorsed or accompanied by properly

endorsed instruments of transfer, if appropriate, at the

place designated by the Trustees, and after payment, if the

Trustees so require, by the persons entitled to receive such stock certificates, of a sum sufficient to cover any stamp

tax or governmental charge in respect of the transfer or

delivery of such stock certificates.  Such certificates or

shares shall bear such legend referring to the restrictions

on transfer of such shares as may be required by this

Agreement, by law or otherwise.  Thereupon, all liability of the Trustees for delivery of such certificates of shares

shall terminate, and the voting trust certificates

representing the beneficial interest in the shares so

delivered by the Trustees shall be null and void.

       If upon such termination, one or more registered

holders of outstanding voting trust certificates shall fail

to surrender such voting trust certificates, or the Trustees for any reason shall be unable to comply with the provisions of the preceding paragraph, the Trustees may, at any time

subsequent to 30 days after the termination of this

Agreement, deposit with the Company stock certificates

representing the number of shares of capital stock

represented by such voting trust certificates, together with written instructions authorizing the Company to deliver such stock certificates in exchange for voting trust certificates representing a like interest in the capital stock of the

Company; and upon such deposit, all further liability of the

Trustees for the delivery of such stock certificates and the delivery or payment of dividends upon surrender of the

voting trust certificates shall cease, and the Trustees

shall not be required to take any further actions hereunder.



       Notwithstanding anything herein to the contrary, upon

any extension of this voting trust as contemplated by

Section 13 hereof, the shares of stock held herein with

respect to which this voting trust is being extended shall

continue to be held by the Trustees and/or their successor

Trustees rather than being transferred to the registered

holders of voting trust certificates in respect thereof for

recontribution, and in such event no transfer of such shares shall be deemed to have occurred for any purpose.



   6.  Dividends.   If any dividend in respect of the stock

deposited with the Trustee is paid, in whole or in part, in

stock of the Company having voting powers, the Trustees

shall likewise hold, subject to the terms of this Agreement,

the stock certificates which are received by them on account of such dividend, and the holder of each outstanding voting

trust certificate representing stock on which such dividend

has been paid shall be entitled to receive a voting trust

certificate issued under this Agreement for the number of

shares and class of stock received as such dividend with

respect to the shares represented by such voting trust

certificate.  Holders entitled to receive the voting trust

certificates issued in respect of such dividends shall be

those registered as such on the transfer books of the

Trustees at the close of business on the record date for

such dividend.



       If any dividend in respect of the stock deposited

with the Trustees is paid other than in capital stock of the

Company having voting powers, then the Trustees shall

promptly distribute the same to the holders of outstanding

voting trust certificates registered as such at the close of business on the record date for such distribution.  Such

distribution shall be made to such holders of voting trust

certificates ratably, in accordance with the number of

shares represented by their respective voting trust

certificates.



       In lieu of receiving cash dividends upon the capital

stock of the Company deposited with the Trustees and paying

the same to the holders of outstanding voting trust

certificates pursuant to the preceding paragraph, the

Trustees may instruct the Company in writing to pay such

dividends directly to the holders of the voting trust

certificates specified by the Trustees.  Such instructions

are deemed given hereby and until receipt of written

instructions to the contrary from the Trustees, the Company

agrees to pay such dividends directly to the holders of the

voting trust certificates.  The Trustees may at any time

revoke such instructions and by written notice to the

Company direct it to make dividend payments to the Trustees.

The Company shall not be liable to any holder of a voting

trust certificate or any person claiming to be entitled to

any such dividends by reason of adhering to any written

instructions of the Trustees.



   7.  Subscription Rights. If any stock or other securities

of the Company are offered for subscription to all of the

holders of any class of the Company's captial stock

depostied hereunder, the Trustees promptly, upon receipt of

notice of such offer, shall mail a copy thereof to each

registered holder of the outstanding voting trust

certificates representing such class of capital stock.  Upon receipt by the Trustees, at least five days prior to the

last day fixed by the Company for subscription and payment,

of a request for any such registered holder of voting trust

certificates to subscribe for such shares on behalf of such

registered holder, accompanied by the sum of money required

to pay for such stock or other securities, the Trustees

shall make such subscription and payment, and upon receipt

from the Company of the certificates for shares or other

securities so subscribed for, shall issue to such registered holder a voting trust certificate representing such shares

if the same be stock of the Company having voting powers,

but if the same be shares or other securities other than

stock having voting powers, the Trustees shall mail or

deliver such securities to the voting trust certificate

holder in whose behalf the subscription was made, or may

instruct the Company to make delivery directly to the voting trust certificate holder entitled thereto.



   8.  Dissolution of the Company.  In the event of the

dissolution or total or partial liquidation of the Company

(other than in the event of a transaction described in

Section 9 below), whether voluntary or involuntary, the

Trustees shall receive the moneys, securities, rights or

property to which the holders of outstanding shares of the

Company's captial stock deposited hereunder are entitled,

and shall distribute the same among the registered holders

of voting trust certificates in proportion to their

interests, as shown by the transfer books of the Trustees,

or the Trustees may in their discretion deposit such moneys,

securities, rights or property with any bank or trust

company with authority and instructions to distribute the

same as above provided, and upon such deposit, all further

obligations or liabilities of the Trustee in respect of such moneys, securities, rights or property so deposited shall

cease.



   9.  Reorganization or Sale of the Company.    In the

event that there occurs (i) any merger or consolidation

transaction involving the Company and one or more other

entities, or a transaction in which all or substantially all of the assets of the Company are transferred to another

entity or (ii) a transaction in which stockholders of the

Company transfer or exchange shares held by them wholly or

partially for capital stock of another entity having voting

powers, and in any such transaction securities of such

entity having voting powers are received by the Trustees in

respect of the shares subject to this voting trust, it being understood that in connection with any such transaction or

otherwise all voting powers in respect of shares subject to

this voting trust shall be exercised by the Trustees in

accordance with the terms hereof and that shares may be

removed from this voting trust only in accordance with

Section 1, thus giving the Trustees all power and authority

to vote all shares subject hereto in connection with any

such transaction, then in connection with any such

transaction the term "Company" for all purposes of this

Agreement shall include such successor entity, and the

Trustees shall receive and hold under this Agreement any

such capital stock of such successor entity received on

account of the ownership, as Trustees hereunder, of the

stock held hereunder immediately prior to such transaction.

Voting trust certificates issued and outstanding under this

Agreement at the time of such transaction may remain

outstanding or the Trustees may, in their discretion,

substitute for such voting trust certificates new voting

trust certificates in appropriate form and with appropriate

modifications to reflect the number of shares of other

securities then held, and the terms, "stock" and "capital

stock" as used herein shall be taken to include any

securities which may be received by the Trustees in lieu of

all or any part of the capital stock of the Company.



       In the event that there occurs any transaction

described in the preceding paragraph and in connection

therewith the Trustees receive assets other than capital

stock having voting powers, the Trustees shall distribute

such assets to the registered holders of the outstanding

voting trust certificates hereunder pro rata on the basis of their respective interests in the shares held hereunder and,

if such consideration shall consist wholly of such assets,

this Agreement shall thereafter terminate.



   10. Rights, Powers and Duties of Trustees.    Until the

actual delivery to the holders of voting trust certificates

issued hereunder of stock certificates in exchange therefor,

and until the surrender of such voting trust certificates

for cancellation, in each case in accordance with the terms

of this Agreement, title to all of the Company's stock

deposited hereunder shall be vested in the Trustees, who

shall be deemed the holders of record of such shares for all purposes, and the Trustees shall have the sole and exclusive right, acting as hereinafter provided and subject to such

limitations as are set forth herein, to exercise, in person

or by their nominees or proxies, all of the rights and

powers in respect of all stock deposited hereunder,

including the right to vote such stock and to take part in

or consent to any corporate or stockholders' action of any

kind whatsoever, whether ordinary or extraordinary, subject

to the provisions hereinafter set forth.  The right to vote

shall include the right to vote in connection with the

election of directors and other resolution or proposed

action of any character whatsoever which may be presented at any meeting or require the consent of stockholders of the

Company.  It is expressly understood and agreed that the

holders of voting trust certificates in their capacities as

such shall not have any right, either under said voting

trust certificates or under this Agreement, or under any

agreement or doctrine or concept of law, express or implied,

or otherwise, with respect to any shares held by the

Trustees hereunder to vote such shares or to take part in or consent to any corporate action, or to do or perform any

other act or thing which the holders of the Company's common stock of any class are now or may hereafter become entitled

to do or perform.



       No Trustee shall incur any responsibility in his

capacity as trustee, individually or otherwise, in voting

the shares held hereunder or in any matter or act committed

or omitted to be done under or in connection with this

Agreement, or for any vote or act committed or omitted to be done by any predecessor or successor Trustee, except for

such Trustee's willful malfeasance.



       The Trustees shall at all times keep, or cause to be

kept, complete and accurate records of all stock deposited

with them hereunder, the identity, addresses and ownership

of the Depositors and Beneficiaries, and all voting trust

certificates issued by the Trustee.  Such records shall be

open to inspection by any Depositor or Beneficiary under

this Agreement on reasonable notice given to the Trustees at their usual place of business during their normal business

hours.



       Whenever action is required of the Trustees, such

action may be taken by written consent signed by the

requisite number of Trustees or by vote of the requisite

number of Trustees at a meeting of the Trustees.  So long as there are two (2) or more Trustees hereunder, the

concurrence of both (if there are two (2) Trustees) or a

majority (if there are more than two (2) Trustees) of the

Trustees then serving shall be necessary and sufficient for

the validity of any action taken by the Trustees, and if at

any time there is one Trustee hereunder (subject to Section

11) such Trustee's action shall be necessary and sufficient

for the validity of any action taken by the Trustees.

Notwithstanding the foregoing, if at any time TIMOTHY P.

HORNE and or any other person shall serve as co-Trustees

hereunder, and if for any reason the Trustees shall fail to

concur with respect to any action proposed to be taken by

the Trustees under or pursuant to this Agreement (including

without limitation any voting decision, any amendment in

connection with the withdrawal of shares as contemplated by

Section 1, any other trust amendment or trust termination),

then TIMOTHY P. HORNE, for so long as he is serving as a

Trustee hereunder, shall have the power (such power being

herein called the "Determination Power") to determine in his sole discretion, whether or not such proposed action is to

be taken and upon his approval such action when and if taken shall have the same force and effect as if both or all of

the Trustees had agreed with respect thereto.  Any and all

documents or instruments executed by or on behalf of the

Trustees hereunder (including without limitation voting

trusting certificates) may be executed by Timothy P. Horne

alone and his signature shall evidence conclusively the

authorization and all of the Trustees hereunder.



       In the event that TIMOTHY P. HORNE shall cease to

serve as a Trustee hereunder, then no Trustee hereunder

shall have the Determination Power, except in accordance

with a duly-published amendment to this Agreement adopted in accordance with the terms hereof, provided, however, that

the foregoing shall not be deemed to limit the authority of

any person serving as a sole Trustee under and in accordance with this Agreement.



   11. Remaining Trustees; Successor Trustees; Successors'

Determination Power At least one (1) individual shall serve

as a Trustee hereunder during any period in which TIMOTHY P.

HORNE serves as a Trustee hereunder.   The said TIMOTHY P.

HORNE shall have full discretionary authority to serve as

the sole Trustee until such time as he shall determine that

he is unwilling or unable to so serve and shall have

resigned by written instrument, or until his death or

permanent incapacity or disability.  During any period

following TIMOTHY P. HORNE's service as a Trustee hereunder

(subject to the further provisions of this Section 11 as set forth in the second paragraph hereof), there shall be at

least two (2) Trustees hereunder.  Notwithstanding the

preceding two sentences or any other provisions of this

Agreement or otherwise to the contrary, if at any time no

Trustee shall be serving hereunder for any reason (as a

result, for example, of the deaths of the Trustees), then

this Agreement and the voting trust created hereby shall

nevertheless remain in existence and in full force and

effect until a new Trustee shall be appointed in accordance

with this Section 11.  All Trustees hereunder shall be

individuals.  Trustees shall in no event be subject to

removal for any reason and any Trustee hereunder shall serve until his or her resignation, death, permanent disability or incapacity (as hereinafter defined).  Any Trustee hereunder

may resign by a signed instrument delivered to the remaining

Trustee or Trustees, if any, or otherwise to the registered

holders of the outstanding voting trust certificates.



       The following provisions shall govern the succession

of Trustees hereunder.  In the event TIMOTHY P. HORNE shall

cease to serve as a Trustee hereunder, then Attorney WALTER

J. FLOWERS, NOAH T. HERNDON, and Attorney JOHN R. LECLAIRE

shall thereupon become Co-Trustees hereunder if they are

then living and willing and able to serve as such.  In the

event that either WALTER J. FLOWERS, NOAH T. HERNDON, or

JOHN R. LECLAIRE shall be unwilling or unable to serve as a

Co-Trustee, then a Primary Designee or a Secondary Designee

(as defined hereinbelow) shall be appointed to serve in the

stead of a named Co-Trustee who shall be unwilling or unable to serve in that capacity.  In the event that any one of

WALTER J. FLOWERS, NOAH T. HERNDON, JOHN R. LECLAIRE or any

Primary Designee or Secondary Designee is unable or

unwilling or shall otherwise fail to serve as a Trustee

hereunder at the time he would otherwise become such, or

after becoming a Co-Trustee shall cease to serve as such for any reason, then there shall continue to be two (2) trustees hereunder, and a person or the persons indicated below (if

available) shall become a Co-Trustee or Trustees in

accordance with the following line of succession in order

that there will ultimately be three (3) Co-Trustees to serve in such office in accordance with the terms of this Trust:



     (1)  First, any individual designated as the "Primary

Designee" in accordance with the following paragraph of this

Section 11;



     (2)  Next, any individual designated as the "Secondary

Designee" in accordance with the following paragraph of this

Section 11; and



     (3)  Then, one (1) or two (2) individuals (as applicable)

appointed by the holders of a majority in interest of the

voting trust certificates then outstanding,



such that in the event the individual or individuals

contemplated to serve as a Trustee or Trustee(s) hereunder

for any reason fail or are unable to serve as such at the

time he or they would otherwise be a Trustee or Trustees

hereunder or thereafter cease to serve as such for any

reason, or if no designation of a Primary Designee and/or a

Secondary Designee shall be in effect, then the next

available individual in the line of succession shall become

a Trustee hereunder, provided, however, that if for any

reason there shall ever be a single Trustee hereunder during any period following TIMOTHY P. HORNE's service as a Trustee hereunder, then such sole Trustee shall be authorized to

take all actions on behalf of the Trustee until such time as another Trustee shall be appointed, provided that the party

or parties authorized to designate a successor or successors shall endeavor to do so promptly.  In the event of any

disagreement between the Co-Trustees with regard to any

issue involving the Trust, the majority vote of the Trustees then in office shall be determinative of any issue which

shall be considered by the Trustees.



          At any time TIMOTHY P. HORNE, if then living and

not then subject to any incapacity (as hereinafter defined)

may by written instrument signed and filed with the

registered office of the Company in Delaware, designate (i)

an individual to serve as Primary Designee in the line of

succession contemplated by this Section 11 (the "Primary

Designee"), and (ii) if he so elects, an additional

individual to succeed, or to serve in lieu of or with the

Primary Designee as a trustee hereunder (the "Secondary

Designee") as also contemplated by this Section 11.  Any

such designation shall also be revocable by a written

instrument signed by TIMOTHY P. HORNE if then living and not then subject to any incapacity (as hereinafter defined), and filed with the registered office of the Company in Delaware

at any time prior to the time at which a designated

successor becomes a Trustee hereunder.  It is understood

that the provisions of this Section 11 are intended to

permit the designation of up to two individuals to become

Trustees in accordance with the line of succession as

Trustees hereunder, and while designations of particular

individuals may be revoked and a new individual designated

in his or her place (such as in the case of a designee's

death, for example), no more than two individuals may become

Trustees hereunder pursuant to a designation as a Primary or

Secondary Designee absent an amendment to this Agreement, it being understood that in event a Secondary Designee becomes

a Trustee hereunder because a Primary Designee shall have

failed to serve as a Trustee hereunder, then the individual

who becomes a Trustee hereunder shall be deemed the Primary

Designee and the individuals so empowered in this paragraph

may thereafter name a new Secondary Designee in accordance

with the terms hereof.  In the event that TIMOTHY P. HORNE

dies or becomes subject to any incapacity (as hereinafter

defined), the power designated in this paragraph shall

become personal to and may be exercised only by the

individuals named in this paragraph in accordance with the

terms hereof.  The provisions of this paragraph are intended to be permissive and shall authorize, but not require, the

appointment of a Primary or Secondary Designee.



          In the event of the permanent disability or

incapacity of a Trustee, he shall cease to serve in that

capacity as provided in this paragraph.  For purposes of

this Agreement, "permanent disability" shall mean any

physical or mental disability or incapacitation that

precludes a Trustee from performing his responsibilities

under this Agreement and which is not capable of cure or

correction, and "incapacity" shall mean any mental state by

reason of which the individual in question would not be

deemed competent under the law of his state of principal

residence.  If permanent disability or incapacity is claimed with respect to a Trustee or other person, said permanent

disability or incapacity shall be evidenced by a written

certification (a "Certification") signed by two doctors

attending such Trustee or other person, which doctors shall

be licensed to practice medicine in the state of the

relevant person's principal residence, and , in the case of

a Trustee, such Trustee shall cease to serve in such

capacity upon receipt by a co-Trustee, successor Trustee or

the registered holders of the voting trust certificates then outstanding, as the case may be, of a Certification.  Absent a Certification, the individual in question shall be

presumed to be not subject to any permanent disability or

incapacity and he shall be recognized as a duly-appointed

Trustee of this Trust.



          The rights, powers and privileges of each of the

Trustees named hereunder shall be possessed by any successor

Trustee with the same effect as though such successor had

originally been a party to this Agreement; provided,

however, that no Trustee or successor Trustee hereunder

shall possess the Determination Power referred to in Section

10 unless it is specifically conferred upon such Trustee

pursuant to the provisions hereof.



     In any other circumstance, no Trustee hereunder other

than TIMOTHY P. HORNE shall have the Determination Power.

In the event that there shall be more than one Trustee

serving at any time, and in the event that the Trustees

shall not concur on matters not specifically contemplated by the terms of this Agreement, the Trustees shall consider

such matter and they shall vote among them to determine the

disposition of the issue among them, [bearing in mind the

relative interests of the Shareholders, the Corporation, and the Depositors into this Trust].  The majority vote of the

Trustees shall be determinative and shall resolve the matter after giving due consideration to the purposes of this

Trust.



          Each Trustee shall affix his signatures to this

Agreement and each successor Trustee appointed pursuant to

this Section 11 shall accept appointment or election

hereunder by affixing his signature to this Agreement at the time he becomes a Trustee hereunder.  By affixing their

signatures to this Agreement, the Trustees and each

successor Trustee agree to be bound by the terms hereof.



          Reference in this Agreement to "Trustees" means

the Trustee or Trustees at the time acting in that capacity,

whether an original Trustee or any additional or successor

Trustee, as the context requires.



     12.  Compensation and Reimbursement of Trustees.  Each

Trustee shall serve without compensation.  The Trustees

shall have the right to incur and to pay such reasonable

expenses and charges and to employ and pay such agents,

attorneys and counsel as they may deem necessary and proper.

Any such expenses or charges incurred by and due to the

Trustees may be deducted from the dividends, proceeds or

other moneys or property received by the Trustees in respect of the stock deposited hereunder or may be payable by the

Company in its discretion.  Nothing herein contained shall

disqualify any Trustee or any successor Trustee, including

without limitation any person named as a Primary or

Secondary Designee, or any firm in which he is interested,

from serving the Company or any of its subsidiaries as an

officer or director or in any other capacity(including

without limitation as legal counsel, financial adviser or

lender), holding any class of stock in the Company, becoming a creditor of the Company or otherwise dealing with it in

good faith, depositing his stock in trust pursuant to this

Agreement, voting for himself as a director of the Company

in any election thereof, or taking any other action as a

Trustee hereunder in connection with any matter in which

such Trustee has any direct or indirect interest.  The

provisions of the foregoing notwithstanding, each Trustee

shall be entitled to be fully indemnified by the assets of

the voting trust and the holders of outstanding voting trust certificates, pro rata in accordance with their interests at the time of the relevant payment, against all costs,

charges, expenses, loss, liability and damage (except for

damage caused by his own willful malfeasance) incurred by

him in the administration of this trust or in the exercise

of any power conferred upon the Trustees by this Agreement.



     13.  Amendment; Termination.  This Agreement may be

amended by a written amendment signed by the number of

Trustees authorized to take action at the relevant time

under Section 10, or, if the Trustees (if more than one) do

not concur with respect to any proposed amendment at any

time when any Trustee holds the Determination Power, then by the Trustee having the Determination Power, which approval

shall constitute approval of all of the Trustees then

serving and, except as contemplated by Section 1, by

registered holders of a majority of the voting trust

certificates then outstanding; provided, however, that no

such amendment shall modify or amend the provisions of the

following two paragraphs without the written consent of each individual Depositor or the Trustee of each Trust Depositor

who is living at the time of such proposed amendment.  For

all purposes of this Agreement, references to percentages of voting trust certificates outstanding shall refer to the

number of votes represented by the shares of stock of the

Company represented by such voting trust certificates.

          This Agreement may be terminated only by a written

instrument signed by the number of Trustees authorized to

take action at the relevant time under Section 1 or, if the

Trustees (if more than one) do not concur with respect to

any proposed termination at any time when any Trustee holds

the Determination Power, then by the Trustee having the

Determination Power, which approval shall constitute

approval of all of the Trustees, registered holders of a

majority of the voting trust certificates then outstanding

and each individual Depositor or the Trustee of each Trust

Depositor who is living at the time of the proposed

termination.



          If not previously terminated in accordance with

the terms hereof (including under the circumstances

contemplated by the provisions of Section 9) this Agreement

shall terminate on the day which is twenty-four (24) years

after the date first entered above upon this GEORGE B. HORNE

VOTING TRUST AGREEMENT - 1997, provided, however, that at

any time within two (2) years prior to such date (or prior

to any subsequent date of termination fixed in accordance

with the provisions hereof and of applicable law), one or

more of the persons designated in the following provisions

of this Section 13 may, by written agreement, extend the

duration of this Agreement for an additional term not

exceeding twenty-four (24) years from the expiration date as originally fixed or as last extended.  The foregoing right

of extension shall be exercisable in respect of particular

shares subject hereto by (i) the individual Depositor who

originally deposited the relevant shares, if the Depositor

is then living and is not subject to any incapacity at the

time of the proposed extension, and if so exercised such

extension shall be binding upon any and all holders of

voting trust certificates in respect of the shares deposited hereunder by such individual Depositor, (ii) the trustee of

any trust Depositor which deposited the relevant shares,

including without limitation any trust Depositor which is a

revocable trust, which trustee is then living and not

subject to any incapacity at the time of the proposed

extension, and regardless of whether such trust is then

still in existence, and if so exercised shall be binding

upon any and all holders of voting trust certificates in

respect of shares deposited hereunder by such trust

Depositor and any and all beneficiaries thereof or

successors in interest thereto, and (iii) the holder of any

voting trust certificate representing shares not covered by

either of the preceding clauses (i) or (ii), and if so

exercised shall be effective with respect to all shares

represented by such voting trust certificate, it being

understood that the provisions only of clauses (i) or (ii)

of this paragraph and not of clause (iii) shall govern any

extension with respect to shares referred to therein if and

to the extent a Depositor referred to therein is available

to consent to such extension.  Any such action to extend

this Agreement shall be binding upon the Trustees and

Depositor and upon all holders of the related voting trust

certificates (including without limitation trustees,

officers, beneficiaries and owners of any trust or other

entity which is such a holder thereof) and any and all

successors in interest of any of the foregoing (including

without limitation any holder of voting trust certificates

representing shares deposited by any Depositor consenting or on whose behalf consent is given by the relevant trustee to

such extension in the manner provided above, and any

Beneficiary or successor of a Beneficiary of any trust

Depositor.  Extensions in accordance with this Section 13

shall not be deemed to constitute the commencement of a new

voting trust for purposes of the DGCL, (ii) shall be filed

with the registered office of the Company in Delaware, as

provided by law, and (iii) shall not involve or require any

transfer of shares as contemplated by the last provisions of

Section 5.



     14.  Notices; Distributions.  Unless otherwise

specifically provided in this Agreement, any notice to or

communication with any holder of any voting trust

certificate or other party hereunder shall be deemed to be

sufficiently given or made if mailed, postage prepaid, to

such holder at his or her address appearing on the books of

the trust, which shall in all cases be deemed to be the

address of such holder for all purposes under this

Agreement, without regard to what other or different

addresses of which the Trustees may have notice.  Every

notice so given shall be effective, whether or not received,

and the date of mailing shall be the date such notice is

deemed given for all purposes.



          Any notice to any Trustee hereunder shall be

sufficient if mailed, postage prepaid, by certified or

registered mail to him, with a copy sent to the Company at

Watts Industries, Inc.,. Route 114 and Chestnut Street,

North Andover, Massachusetts 01845.



          Subject to Section 6 hereof, all distributions of

cash, securities, or other property hereunder by the

Trustees to the holders of voting trust certificates may be

made, in the discretion of the Trustees, by mail (regular,

registered or certified mail, as the Trustees may deem

advisable), in the same manner as hereinabove provided for

the giving of notices to the holders of voting trust

certificates.



     15.  Construction.  This Agreement is to be construed

as a Delaware contract, is to take effect as a sealed

instrument, and is binding upon and inures to the benefit of the parties hereto and their heirs, executors,

administrators, representatives, successors and permitted

assigns.  In case any one or more of the provisions or parts of a provisions contained in this Agreement or in any voting trust certificate hereunder shall for any reason be held to

be invalid, illegal or unenforceable in any respect, such

invalidity, illegality or unenforceablitity shall not affect any other provision or part of a provision hereof or

thereof, but this Agreement and such voting trust

certificates shall be construed as if such invalid or

illegal or unenforceable provision or part of a provision

had never been contained herein, and the parties will use

their best efforts to substitute a valid, legal and

enforceable provision which, insofar as practicable,

implements the purposes and intents thereof.



     16.  Gender.   Words used in this Agreement, regardless

of the number and gender specifically used, shall be deemed

and construed to include any other number, singular or

plural (and all references to the `Trustees' shall refer to

the Trustee then serving if only one Trustee is then

serving), and any other gender, masculine, feminine, or

neuter, as the context requires.



     17   Execution.     This Agreement may be executed in

any number of counterparts, each of which, when executed,

shall be deemed to be an original and all of which together

shall constitute but one and the same instrument.

END

     IN WITNESS WHEREOF, the parties hereof have executed

this Agreement under seal, all as of this day and year first above written.







Timothy P. Horne, as Trustee        George B. Horne,
                                    Individually, and as the
                                    Depositor, as Beneficiary of the GBH Trust -
                                    1982, as Currently Republished





Timothy P. Horne, as Trustee of the               Watts Industries, Inc.
George B. Horne Trust - 1982
as Currently Republished

                                                  By:

SCHEDULE A (see Schedule A continuation at end of document)



                                                            No. of Shares
                    No. of Shares       Class B Stock       Not Subject to
Depositor           Subject to Trust    Certificate No.     Trust (if any)

Timothy P. Horne
as Trustee of            2,104,600                          20,000
The George B. Horne
Trust - 1982 as
Currently Republished




































                                SCHEDULE B


                           AMENDMENT TO VOTING TRUST AGREEMENT

       WHEREAS, [                    ] and [                  ] are

Trustees under a Voting Trust Agreement dated as of August

1997, such Voting Trust Agreement, being referred to herein as the

"Agreement"); and



       WHEREAS, [                    ] desires to withdraw [       (    ]

shares of Class B Common Stock of Watts Industries, Inc., a

Delaware corporation.



       WHEREAS, the Trustees and the holders of not less than a majority in interest of the voting trust certificates outstanding hereunder desire to consent and agree to the above-described transactions.



       NOW, THEREFORE, the parties hereto do hereby agree as follows:

The parties hereto do hereby consent to the withdrawal of such shares and to amend Schedule A to the Agreement by amending and restating

Schedule A in its entirety to read as follows:

SCHEDULE A

                           Number of           Class B Stock
Name                       Shares              Certificate No.
[Name of Registered Holders]    [         ]         [         ]

2. Except as hereinabove provided, the parties ratify and confirm the Agreement in all respects.

       The parties hereto have executed this Amendment to the Agreement in
one or more counterparts under seal as of the [     ] th day of [       ],
19 [   ].


                                [Signatures to be added per the terms of
the
                                Agreement]
SCHEDULE C
FORM OF
VOTING TRUST CERTIFICATE

       This Voting Trust Certificate has not been registered under the

Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless (a) covered by an effective registration statement under the Securities Act of 1933, as amended, or (b) the trustees and the Company have been furnished with an opinion of counsel satisfactory to them to the effect that no registration is legally required for such transfer.



       This Voting Trust Certificate has been issued under, and is subject

to, a certain Voting Trust Agreement, dated as of August          , 1997,

by and among the Company and Timothy P. Horne as Trustee, and certain other persons, (as identified on Schedule A of said Agreement as amended), a copy of which will be furnished by the Company to the holder of this Voting

Trust Certificate upon written request and without charge, and this Voting

Trust Certificate can only be transferred subject to, and in accordance with, such Agreement.



       This Voting Trust Certificate is subject to restrictions on transfer contained in the Company's Restated Certificate of Incorporation, as

amended, a copy of which restrictions will be provided to the holder of this Voting Trust Certificate upon request and without charge.



       The shares represented by this Voting Trust Certificate are subject to restrictions on transfer pursuant to a Stock Restriction Agreement, a copy of which will be furnished by the Company to the holder of this Voting

Trust Certificate upon written request and without charge.



No.                                       Shares:



       This certificate that the undersigned trustee has received a

certificate or certificates in the name of                     evidencing

ownership of            shares of the [Class B Common Stock of Watts

Industries, Inc., a Delaware corporation (the "Company"),] and that said shares are held subject to all of the terms and conditions of a certain

Voting Trust Agreement dated as of the     day of August, 1997 (the

"Agreement"), and are entitled to all of the benefits set forth in the

Agreement.  Copies of the Agreement and of every amendment and supplement thereto are on file at the office of the Company and shall be available for the inspection of every Beneficiary thereof or party thereto during normal business hours.  The holder of this Certificate, which is issued, received and held under the Agreement, by acceptance hereof, assents to and is bound by the Agreement with the same effect as if the Agreement has been signed by him in person.



       The shares of stock represented by this Certificate bear the legend:



            "These shares are subject to a certain Voting Trust Agreement,

dated as of August    , 1997, by and among the Company and Timothy P. Horne

as trustee, and certain other persons, [as amended]  a copy of which will be furnished by the Company to the holder of this Certificate upon written request and without charge, and these shares can only be transferred subject to, and in accordance with , such Agreement."



       Subject to the provisions of the foregoing and the Agreement, this

Certificate is transferable only on the books of the Trustees by the registered holder in person or his duly authorized attorney, and the holder hereof, by accepting this certificate, manifests his consent that the trustees may treat the registered holder hereof as the true owner for all purposes, except the delivery of stock certificates, which delivery shall not be made without the surrender of this certificate or otherwise pursuant to the Agreement.



       IN WITNESS WHEREOF,                      [and               ],

trustee, [have] [has] executed this certificate as of this    th day of

, 19   .







                                                    , as Trustee



                   (Schedule A continuation from above)



SCHEDULE A



                                                                   No. of Shares
                 No. of Shares                 Class B Stock       Not
                                                                   Subject to
Depositor        Subject to Trust             Certificate No.
                                                                  Trust (if any)

Timothy P. Horne      2,751,220



















SCHEDULE A



                                                                   No. of Shares
                      No. of Shares          Class B Stock       Not Subject to
Depositor             Subject to Trust       Certificate No.    Trust (if any)

Timothy P. Horne
as Trustee of              1,335,840
The Daniel W. Horne
Trust - 1980




















SCHEDULE A


                                                              No. of Shares
                      No. of Shares            Class B Stock  Not Subject to
Depositor             Subject to Trust         Certificate No.
                                                              Trust (if any)

Timothy P. Horne
as Trustee of              1,335,840
The Deborah Horne
Trust - 1976





















SCHEDULE A


                                                              No. of Shares
                      No. of Shares            Class B Stock  Not Subject to
Depositor             Subject to Trust         Certificate No.
                                                              Trust (if any)

Tara V. Horne              50,000
























SCHEDULE A


                                                                No. of Shares
                      No. of Shares            Class B Stock    Not Subject to
Depositor             Subject to Trust         Certificate No.
                                                                Trust (if any)

Timothy P. Horne
as Trustee of              30,200
The George B. Horne
Grandchildren Trust - 1995
F/B/O Tara V. Horne




















SCHEDULE A


                                                              No. of Shares
                      No. of Shares           Class B Stock   Not Subject to
Depositor             Subject to Trust        Certificate No.
                                                              Trust (if any)

Timothy P. Horne
as Trustee of              22,600
The George B. Horne
Grandchildren Trust - 1995
F/B/O Tiffany Horne




















SCHEDULE A



                                                              No. of Shares
                      No. of Shares           Class B Stock   Not Subject to
Depositor             Subject to Trust        Certificate No.
                                                              Trust (if any)

Judith Rae Horne
as Trustee of              163,520
The Tiffany Horne
Trust - 1984




















SCHEDULE A

                                                              No. of Shares
                      No. of Shares          Class B Stock    Not Subject to
Depositor             Subject to Trust       Certificate No.
                                                              Trust (if any)

Judith Rae Horne
as Custodian for           44,220
Tiffany Rae Horne
under the MA Uniform
Gifts to Minors Act